UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 20, 2010

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

One Coca-Cola Plaza
Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated April 20, 2010, reporting The Coca-Cola Company’s financial results for the first quarter 2010.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of The Coca-Cola Company, dated April 20, 2010, reporting The Coca-Cola Company’s financial results for the first quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 20, 2010	By:	/s/ Kathy N. Waller
Kathy N. Waller
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of The Coca-Cola Company, dated April 20, 2010, reporting The Coca-Cola Company’s financial results for the first quarter 2010.